                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) November 12, 2003


                        ALLIED HEALTHCARE PRODUCTS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                       1-19266                 25-1370721
-------------------------------     ----------------       -------------------
(State or other jurisdiction of     (Commission File        (I.R.S. Employe
 incorporation or organization)        number)             Identification No.)

                 1720 SUBLETTE AVENUE, ST. LOUIS, MISSOURI 63110
                 -----------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (314) 771-2400


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

99.1 Press release issued on November 12, 2003


ITEM 12. RESULTS OF OPERATION AND FINANCIAL CONDITION.

The press release regarding Third Quarter 2003 financial results attached as
Exhibit 99.1 hereto was issued by the Company on November 12, 2003.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 13, 2003                    ALLIED HEALTHCARE PRODUCTS, INC.

                                           By: /s/ Daniel C. Dunn
                                               ----------------------------
                                               Daniel C. Dunn
                                               Vice President and Chief
                                               Financial Officer


                                  EXHIBIT INDEX

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
EXHIBIT NUMBER                 DESCRIPTION OF EXHIBIT                    PAGE
--------------         -----------------------------------------         ----
99.1                   Press release issued on November 12, 2003           3